Exhibit 10.1

EXECUTION VERSION

ACKNOWLEDGEMENT TO THE

REGISTRATION RIGHTS AGREEMENT

Dated as of March 18, 2014

THIS ACKNOWLEDGEMENT to the Registration Rights Agreement (this “Acknowledgement”) is made and entered into as of the date hereof by and among Leucadia National Corporation (the “Purchaser”), Harbinger Group Inc. (the “Company”) and Harbinger Capital Partners Master Fund I, Ltd. (“Master Fund”), Global Opportunities Breakaway Ltd. (“Global Fund”), and Harbinger Capital Partners Special Situations Fund, L.P. (“Special Situations Fund” and together with Master Fund and Global Fund, the “Sellers”).  All capitalized terms used but not otherwise defined herein shall have the meaning given to such terms in the Registration Rights Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Company and the Sellers entered into that certain Registration Rights Agreement, dated as of September 10, 2010, as amended on May 12, 2011 (as amended, modified or amended and restated, the “Registration Rights Agreement”);

WHEREAS, the Purchaser acquired shares of Common Stock of the Company pursuant to that certain Stock Purchase Agreement, dated as of September 21, 2013 (the “2013 Acquisition Agreement”);

WHEREAS, in connection with the consummation of the 2013 Acquisition Agreement, the Purchaser and the Company entered into that certain Joinder to the Registration Rights Agreement, dated as of September 27, 2013 (the “Joinder”), pursuant to which the Purchaser, as a holder of Registrable Securities, became a party to the Registration Rights Agreement in accordance with the Registration Rights Agreement and the terms of the Joinder;

WHEREAS, the Purchaser and Sellers have entered into that certain Preferred Securities Purchase Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “New Purchase Agreement”), pursuant to which the Purchaser has agreed to acquire certain preferred securities from the Sellers that are exchangeable into shares of Common Stock of the Company (such shares of Common Stock deliverable upon such exchange, the “Company Shares”) pursuant to that certain Exchange Agreement to be entered into by and among the Purchaser and the Sellers (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Exchange Agreement”); and

WHEREAS, the parties hereto desire to acknowledge and agree that, upon acquisition of beneficial ownership of the Company Shares (which shall occur upon the closing under the New Purchase Agreement) by the Purchaser, (i) the Company Shares will be “Registrable Securities” under the Registration Rights Agreement and the Purchaser will be deemed to have acceded to (or obtain equivalent rights to) all of the Sellers’ rights and interests in the Registration Rights Agreement with respect to the Company Shares to the intent and effect that the Purchaser shall be deemed to be a “Holder” (as defined in the Registration Rights

Agreement) under the Registration Rights Agreement in respect of the Company Shares, (ii) the Company will take instruction from the Purchaser as the “Holder” of the Company Shares for purposes of the Registration Rights Agreement in lieu of taking instruction from the record holder of such Company Shares and (iii) subject to the provisions set forth herein, the Purchaser shall have the exclusive right under Section 3(a)(i) of the Registration Rights Agreement to make a written request to the Company as an “Initiating Holder” that the Company register the sale of Registrable Securities held by the Purchaser on a Long-Form Registration (provided, that the Company shall not be obligated to effect more than two such Long-Form Registrations at the demand of the Purchaser under the Registration Rights Agreement).

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Acknowledgment hereby agree as follows:

1. Agreement to be Bound.  Each of the parties hereto hereby acknowledges and agrees that, upon acquisition of beneficial ownership of the Company Shares (which shall occur upon the closing under the New Purchase Agreement) by the Purchaser, (a) the Company Shares will be Registrable Securities under the Registration Rights Agreement and the Purchaser will be deemed to have acceded to (or obtain equivalent rights to) all of the Sellers’ rights and interests in the Registration Rights Agreement with respect to the Company Shares to the intent and effect that the Purchaser shall be deemed to be a “Holder” (as defined in the Registration Rights Agreement) under the Registration Rights Agreement in respect of the Company Shares, (b) the Company will take instruction from the Purchaser as the “Holder” of the Company Shares for purposes of the Registration Rights Agreement in lieu of taking instruction from the record holder of such Company Shares, (c) the Purchaser shall have the right under Section 3(a) of the Registration Rights Agreement to make a written request to the Company as an Initiating Holder that the Company register the sale of Registrable Securities held by the Purchaser on (i) a Long-Form Registration (provided, that the Company shall not be obligated to effect more than two such Long-Form Registrations at the demand of the Purchaser under the Registration Rights Agreement) and (ii) a Short-Form Registration (which right shall be exclusive to the Purchaser), and (d) the Sellers shall have the right to make a written request to the Company as an “Initiating Holder” that the Company register the sale of Company Shares held by the Sellers on a Long-Form Registration (provided, that the Company shall not be obligated to effect more than one such Long-Form Registration at the demand of the Sellers). Notwithstanding the foregoing, if at any time the Company agrees to grant the Sellers the right to demand that the Company effect more than one Long-Form Registration, then the number of Long-Form Registrations that the Company shall be obligated to effect pursuant to the Purchaser’s written request pursuant to clause (c) above shall be increased to three.  Notwithstanding the foregoing, for so long as a shelf registration statement (x) covering the Registrable Securities held by the Purchaser is effective, the Purchaser (with respect to such Registrable Securities held by the Purchaser and covered thereby) shall not be permitted to make any written request to the Company as an “Initiating Holder” that the Company register the sale of such Registrable Securities held by the Purchaser, and (y) covering the Registrable Securities held by the Sellers is effective, the Sellers (with respect to such Registrable Securities held by the Sellers and covered thereby) shall not be permitted to make any written request to the Company as an “Initiating Holder” that the Company register the sale of such Registrable Securities held by the Sellers.  For the avoidance of doubt, (x) the immediately preceding sentence shall not preclude the Purchaser or the Sellers from registering the sale of Registrable Securities held by such party on any effective shelf registration statement and (y) the Sellers and the Purchaser (on its behalf and on behalf of its Affiliate(s) who have acceded to the Purchaser’s rights, liabilities and obligations under the 2013 Acquisition Agreement) hereby agree that the foregoing in this paragraph supersedes Section 5.3 of the 2013 Acquisition Agreement, which Section 5.3 of the 2013 Acquisition Agreement shall be terminated and no longer have any force or effect.  In the event that either the Purchaser, on the one hand, or any of the Sellers, on the other hand, requests as a Shelf Requesting Holder to sell any Registrable Shares as Requested Shelf Registered Securities in a underwritten public offering pursuant to Section 5 of the Registration Rights Agreement, then (x) any Seller or the Purchaser (the “Requesting Party”), as the case may be, shall provide the other with an opportunity to join in such request (and for the avoidance of doubt, such other party shall also be deemed a “Shelf Requesting Holder” for purposes of the Registration Rights Agreement; provided that, for purposes of selecting the managing underwriter or underwriters under Section 5(b) of the Registration Rights Agreement, the Requesting Party shall be deemed the Shelf Requesting Holder) and (y) notwithstanding anything in the Registration Rights Agreement to the contrary, as between the Purchaser, on the one hand, and the Sellers, on the other hand, in the event that the Approved Underwriter advises the Company that the aggregate amount of Requested Shelf Registered Securities requested to be included in such underwritten public offering is sufficiently large to have a material adverse effect on the success of such offering, then the Purchaser and the Sellers that elect to sell Requested Shelf Registered Securities in such offering shall include in such underwritten registration, first, all of the Requested Shelf Registered Securities to be offered for the account of the Requesting Party, and second, any Shelf Registered Securities to be offered for the account of the non-Requesting Party.  For the avoidance of doubt, nothing contained in this paragraph shall in any way limit or otherwise affect the agreement in Section 4(a) of the Exchange Agreement that Jefferies LLC shall act as lead underwriter in connection with any Securities Disposition (as defined therein) required to be consummated pursuant to the Exchange Agreement.

2. Effectiveness.  Notwithstanding anything to the contrary herein, this Acknowledgement shall automatically terminate without any action on the part of any person and be void ab initio if the New Purchase Agreement is terminated in accordance with its terms prior to the Closing (as defined in the New Purchase Agreement) thereunder, and neither the Purchaser, the Sellers, the Company nor any other person shall have any rights, liabilities or obligations under this Acknowledgement if the Closing does not occur.

3. Single Agreement.  This Acknowledgment shall hereafter be read and construed in conjunction and as one document with the Joinder and the Registration Rights Agreement and references in the Registration Rights Agreement to “the Agreement” or “this Agreement,” and references in all other instruments and documents executed thereunder or pursuant thereto to the Registration Rights Agreement, shall for all purposes refer to the Registration Rights Agreement incorporating and as supplemented by the Joinder and this Acknowledgment.

4. Successors and Assigns.  Except as otherwise provided herein, and subject to the terms of the Registration Rights Agreement, this Acknowledgment shall bind and inure to the benefit of, and be enforceable by, the Company and its successors and assigns and the Purchaser and its successors and permitted assigns of each of them, so long as the Purchaser holds Company Shares.

5. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

6. Descriptive Headings.  The descriptive headings of this Acknowledgment are inserted for convenience only and do not constitute a part of this Acknowledgment.

7. Nature of Seller’s Obligations and Rights.  The obligations of each Seller under this Acknowledgement are several (in proportion to the number of Company Shares being delivered to the Escrow Agent (as defined in the New Purchase Agreement) by such Seller) and not joint with the obligations of any other Seller, and no Seller shall be responsible in any way for the performance of the obligations of any other Seller under this Acknowledgement or any other Ancillary Agreement (as defined in the New Purchase Agreement).

* * * * *

This Acknowledgment to the Registration Rights Agreement shall be effective as of the date first set forth above.

LEUCADIA NATIONAL CORPORATION

By:	/s/ Michael J. Sharp
	Name:	Michael J. Sharp
	Title:	Executive Vice President & General Counsel

[Signature Page to Joinder to Registration Rights Agreement]

HARBINGER GROUP INC.

By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Senior Vice President, Deputy General Counsel & Corporate Secretary

HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.

By:	By: Harbinger Capital Partners, LLC, its investment manager

By:	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Authorized Signatory

GLOBAL OPPORTUNITIES BREAKAWAY LTD.

By:	Harbinger Capital Partners II, LP, its investment manager

By:	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Authorized Signatory

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.

By:	Harbinger Capital Partners Special Situations GP, LLC, its general partner

By:	/s/ Keith Hladek
	Name:	Keith Hladek
	Title:	Authorized Signatory

[Signature Page to Joinder to Registration Rights Agreement]